GRAPHIC

1995

Annual

Report

--------
Delaware
Group
Limited-Term
Government
Fund
--------


[PHOTO OF VARIOUS PHILADELPHIA HISTORICAL SITES APPEAR HERE]



A Tradition of Sound Investing Since 1929


DELAWARE
GROUP
========
Philadelphia o London

LIMITED-TERM
------------------
GOVERNMENT FUND
------------------
INVESTMENT
------------------
OBJECTIVE
------------------

To seek high, stable income by investing in a portfolio of short- and intermediate-term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and instruments secured by such securities.




[PHOTO OF VARIOUS PHILADELPHIA HISTORICAL SITES APPEAR HERE]






About Our Cover
------------------
Headquartered in Philadelphia, Pennsylvania, Delaware Group shares in the tradition of a city built on the vision of opportunity. Amidst the city's historic sites, symbolic of our nation's freedom and prosperity, Delaware Group provides both individual and institutional investors with a conservative, disciplined approach to money management.




DELAWARE GROUP
------------------
A TRADITION OF
------------------
SOUND INVESTING
------------------

Delaware Management Company's investment experience dates back to 1929. Our first mutual fund was established in 1938. Headquartered in Philadelphia with an affiliate in London, Delaware provides a full range of mutual fund investments, annuities and retirement plan services. Delaware International Advisers Ltd., our London-based international affiliate, was established in 1990.
         Delaware Group manages mutual funds with the same time-tested, disciplined strategies demanded by the large public and private pension plans, foundations and endowments that are among our clients. With over 60 years of experience, we have demonstrated our commitment to quality investment management and service.
         Today, Delaware manages some $28 billion in mutual funds and institutional investment advisory accounts. We measure our success by the financial success and satisfaction of our nearly 500,000 shareholders.

January 23, 1996

DEAR
-------------------------------------------
SHAREHOLDER:
-------------------------------------------

Since its inception, Limited-Term Government Fund has strived for a high, stable level of current income while minimizing fluctuations in principal and providing maximum liquidity. Your Fund achieved these goals during the fiscal year ended December 31, 1995, a strong period for the U.S. bond market.
         During the year, Limited-Term Government Fund was able to provide as much income as the longest term U.S. government securities even though, as part of our efforts to maintain principal, we focused on securities maturing in less than three years. Generally, longer-term securities have a greater sensitivity to movement in investment rates.
         In fact, as of year's end, your Fund's 30-day yield of 6.01% (for Class A shares calculated according to Securities and Exchange Commission guidelines) was higher than the 5.95% yield available on 30-year U.S. Treasury bonds. (Interest and principal of U.S. Treasury securities are guaranteed while mutual fund shares are not.)
         Your Fund provided this high level of current income by focusing on high-yielding, very high quality mortgage securities. Overall average quality of bonds in the Fund's portfolio remains AAA, the highest available.
         For the fiscal year ended December 31, 1995, Limited-Term Government Fund A Class shares provided a total return of +8.71%, (capital change plus reinvested dividends based on net asset value). As a result of 1995's strong bond market, the Fund's share price appreciated, partially offsetting the decline in bond prices that affected the Fund in 1994.
         During the past three years, Limited-Term Government Fund on average has provided an annual income that has outpaced the income available from Three-Year U.S. Treasury notes, as you'll see in our performance review, which follows a report on the Fund's positioning from Roger A. Early, the Fund's senior portfolio manager.
         This past year, as Limited-Term Government Fund marked its 10th year in operation, the U.S. bond market was rejuvenated by a welcome change in the direction of Federal Reserve Board interest policy. Concern about rising inflation abated and the U.S. economy slowed but avoided recession.

========================================================================================================
                                                                    Average Annual Total Return
                                                        ----------------------------------------------
                                                         January 1, 1995            November 24, 1985
                                                         to Dec. 31, 1995            to Dec. 31, 1995
Limited-Term Government Fund A Class                          +8.71%                     +6.58%
------------------------------------------------------------------------------------------------------
Lipper Short U.S. Government
    Fund Average                                             +11.25% (128 funds)         +7.21% (9 funds)
------------------------------------------------------------------------------------------------------
Three-Year U.S. Treasury Notes                               +13.83%                     +8.24%

Limited-Term Government Fund and the Lipper Fund Average performance are calculated at net asset value. All performance quoted above assumes reinvestment of all distributions. Interest and principal repayment at maturity for U.S. Treasury securities are guaranteed by the U.S. government, unlike mutual fund dividends and share values. Complete Fund performance for all Classes can be found on page 7.
===============================================================================

         In February 1994, the Fed raised the Federal Funds rate - the rate banks charge each other for overnight loans - by half a percentage point. It then reversed course with quarter point (0.25%) rate cuts in July and December. As of December 31, 1995, the Federal Funds rate - the Fed's tool for influencing short-term interest rates - stood at 5.50%, exactly where it stood a year earlier.
         Amid relatively weak consumer spending during the Christmas shopping season and faltering demand for new autos and homes, the bond market correctly anticipated a short-term interest rate cut by the Fed of another quarter point (0.25%) on January 31, 1996.
         Your Fund continued its conservative, income-oriented strategy in 1995, which limited the Fund's ability to benefit from capital appreciation. Given the volatility in interest rates of the past two years, we believe this conservative approach offers an attractive risk/reward profile for the months ahead.
         For more than 30,000 shareholders, Limited-Term Government Fund provides monthly dividends, helping investors meet current income needs. We wish to thank you for your continued confidence in Delaware Group and Limited-Term Government Fund as it enters its second decade.

Sincerely,


/s/ Wayne A. Stork
----------------------------------
Wayne A. Stork
Chairman, President
and Chief Executive Officer


PORTFOLIO
-------------------------------------------
MANAGER'S
-------------------------------------------
REVIEW
-------------------------------------------

Short-Term Interest Rates
Remained High
         During 1995, the interest rates available on shorter maturity (less than one year) U.S. government securities stayed high relative to the 2.6% annualized growth rate in U.S. consumer prices. Yields on three-month U.S. Treasury bills, considered a "risk-free" investment, dropped only six-tenths of a percentage point during 1995 to 5.07% as of December 31, 1995, while the yield on 30-year U.S. Treasury bonds dropped almost two percentage points to 5.95%.
         For income-oriented investors, this "flattening" of the bond yield curve (as illustrated on page 3) means that shorter-term debt becomes more attractive. In other words, high quality short-term bonds provide almost as much income as is available from longer term securities of the same issuer at considerably less risk to principal from any future rise in interest rates.

The Fund's Investment Strategy
Limited-Term Government Fund has historically focused on securities maturing in less than five years. During the year, the Fund shortened its average effective maturity from 4.4 years to 2.9 years, which limited the Fund's ability to participate in the bond market's capital appreciation.

===============================================================================
                              Portfolio Highlights
                            (As of December 31, 1995)
Average Effective Maturity                                           2.9 years
Average Effective Duration                                           2.1 years
Average Quality                                                         AAA
Current Yield*                                                       6.01%
Largest Source of Income -
  Government Mortgage-Backed Securities

* For Class A shares measured according to SEC guidelines
===============================================================================
           In our opinion, this area of the bond market was the most attractive given the Fund's objective of providing high, stable current income while minimizing fluctuations in principal. Longer-term bonds, in our opinion, present too many risks relative to the income they currently provide.
         We also shortened the portfolio's average effective duration from 2.5 years to 2.1 years. Duration is the most common measure of a bond's sensitivity to changes in interest rates. It indicates the approximate percentage of change in a bond's price given a 1% change in interest rates.

Why We Chose A Conservative Path
Our conservative focus on shorter maturities reflected two concerns we had during the past 12 months. First, November 1994 through February 1995, the Federal Reserve Board raised short-term interest rates by increasing the rate banks pay for overnight loans. We did not believe that "fighting the Fed" or anticipating that the bond market would move in the opposite direction of the Fed's most recent policy decision was not prudent.
         Our reluctance to speculate meant that while the Fund provided a higher level of income in 1995 than many funds with similar investment objectives, we did not enjoy as much capital appreciation as fixed-income funds that bet rates would fall substantially.
         Second, we believed that U.S. economic growth would rebound in the second half of 1995, and thus make continued interest rate cuts by the Fed unnecessary. This forecast proved too optimistic.
         Although selected export-oriented industries such as aviation, drugs and tobacco saw rising demand for their products, domestic consumer spending, which represents about two-thirds of the U.S. economy, remained lackluster.
Many retailers faced weak December sales.

U.S. Treasury Yields Declined in 1995
                    Yield               Yield             Yield
                   12/31/93            12/29/94          12/29/95
3 Month             3.075%              5.612%             5.072%
6 Month             3.287               6.456              5.147
1 Year              3.578               7.121              5.132
2 Year              4.234               7.673              5.150
3 Year              4.514               7.758              5.208
5 Year              5.197               7.825              5.374
10 Year             5.792               7.795              5.570
30 Year             6.346               7.839              5.949

Source: Bloomberg Business News

Yields on U.S. Treasury securities dropped from a range of 5.68% (on very short-term bills) to 7.87% (on 30-year bonds) at the end of 1994 to a much narrower range of 5.07% to 5.95% at the end of 1995. This flattening of the yield curve occurred as long-term bond prices more than recovered from 1994's bond market weakness. Note how the flatness of the curve compares with that of 1993, when yields fell to historic lows.

During the past three years, the yield advantage that Government National Mortgage Association securities (Ginnie Maes) have enjoyed over comparable maturity U.S. Treasuries has nearly doubled from 0.63% as of January 3, 1992, to 1.19% as of December 29, 1995. This means mortgages provided greater income potential.

A Growing Income Advantage For Mortgages

Yield Advantage, GNMA Securities and 10-Year
U.S. Treasury Bonds, 1992 to 1995

                                      Basis Points

1/3/92                                      63
1/10                                        70
1/17                                        80
1/24                                        87
1/31                                        95
2/7                                         77
2/14                                        84
2/21                                        79
2/28                                        66
3/6                                         84
3/13                                        82
3/20                                        82
3/27                                        83
4/3                                         88
4/10                                        79
4/17                                        75
4/24                                        75
5/1                                         73
5/8                                         75
5/15                                        82
5/22                                        76
5/29                                        79
6/5                                         68
6/12                                        71
6/19                                        65
6/26                                        69
7/3                                         74
7/10                                        66
7/17                                        53
7/24                                        55
7/31                                        65
8/7                                         72
8/14                                        69
8/21                                        70
8/28                                        72
9/4                                         84
9/11                                        89
9/18                                        90
9/25                                        89
10/2                                       106
10/9                                       102
10/16                                       89
10/23                                      106
10/30                                      103
11/6                                       102
11/13                                      103
11/20                                       99
11/27                                       93
12/4                                        91
12/11                                       91
12/18                                       92
12/25                                       93
1/1/93                                      90
1/8                                         84
1/15                                        85
1/22                                        79
1/29                                        83
2/5                                         82
2/12                                        86
2/19                                        85
2/26                                        87
3/5                                         90
3/12                                        81
3/19                                        90
3/26                                        99
4/2                                         99
4/9                                         90
4/16                                        98
4/23                                        88
4/30                                        92
5/7                                         98
5/14                                        91
5/21                                        87
5/28                                        92
6/4                                         88
6/11                                        89
6/18                                        86
6/25                                        85
7/2                                         83
7/9                                         86
7/16                                        82
7/23                                        80
7/30                                        83
8/6                                         84
8/13                                        84
8/20                                        81
8/27                                        83
9/3                                         98
9/10                                        91
9/17                                        74
9/24                                        83
10/1                                        89
10/8                                       104
10/15                                       90
10/22                                       81
10/29                                       98
11/5                                        90
11/12                                       97
11/19                                       98
11/26                                      101
12/3                                       101
12/10                                       92
12/17                                       89
12/24                                       92
12/31                                       90
1/7/94                                      92
1/14                                        90
1/21                                        75
1/28                                        72
2/4                                         88
2/11                                        84
2/18                                        81
2/25                                        82
3/4                                         96
3/11                                       101
3/18                                        93
3/25                                        99
4/1                                        115
4/8                                        111
4/15                                       102
4/22                                       107
4/29                                       112
5/6                                        110
5/13                                       111
5/20                                        98
5/27                                       107
6/3                                        108
6/10                                       100
6/17                                       104
6/24                                       101
7/1                                        112
7/8                                        105
7/15                                       105
7/22                                       106
7/29                                       101
8/5                                        108
8/12                                       105
8/19                                       105
8/26                                       100
9/2                                        107
9/9                                        103
9/16                                       102
9/23                                       101
9/30                                       100
10/7                                       112
10/14                                      107
10/21                                      106
10/28                                      103
11/4                                       105
11/11                                      101
11/18                                      102
11/25                                      109
12/2                                       111
12/9                                       115
12/16                                      108
12/23                                      111
12/30                                      108
1/6/95                                     110
1/13                                       106
1/20                                       103
1/27                                       103
2/3                                        102
2/10                                       109
2/17                                        96
2/24                                        99
3/3                                        103
3/10                                        99
3/17                                       103
3/24                                       104
3/31                                       103
4/7                                        107
4/14                                       107
4/21                                       105
4/28                                       104
5/5                                         96
5/12                                       103
5/19                                       105
5/26                                       114
6/2                                        108
6/9                                        117
6/16                                       115
6/23                                       118
6/30                                       123
7/7                                        112
7/14                                       112
7/21                                       110
7/28                                       116
8/4                                        116
8/11                                       118
8/18                                       112
8/25                                       113
9/1                                        116
9/8                                        118
9/15                                       116
9/22                                       120
9/29                                       115
10/6                                       120
10/13                                      123
10/20                                      126
10/27                                      123
11/3                                       123
11/10                                      121
11/17                                      121
11/24                                      126
12/1                                       128
12/8                                       123
12/15                                      119
12/22                                      117
12/29                                      119



Source: Bloomberg Business News. The above chart does not represent the yield of Limited-Term Government Fund. Direct owners of GNMA securities may receive a partial return of principal along with periodic interest payments. U.S. Treasury bond holders receive a return of principal at maturity.

         Another factor affecting our decisions in 1995 was that the year-long bond rally was unusually pronounced. Given the bond market's weak performance in 1994, we thought it prudent to remain cautious.

Mortgages Provide Higher Income
         One recent indicator of continuing strength in the economy is that November housing starts as measured by the U.S. government, while by no means robust, outpaced the market's expectations. The housing market is of particular importance to the Fund because 75% of the income generated by the portfolio for the year ended December 31, 1995, was provided by pools of residential mortgages.
         These included collateralized mortgage obligations (CMOs), and securities issued by the Federal Home Loan Mortgage Corp. (Freddie Mac), the Government National Mortgage Association (Ginnie Mae) and the Federal National Mortgage Association (Fannie Mae).
         This emphasis on residential mortgages gave the Fund a yield-to-maturity almost 1% higher than a U.S. Treasury note with a maturity similar to Limited-Term Government Fund. As of December 31, 1995, the yield advantage mortgages had over U.S. Treasuries was at its highest level in eight years. We believe this makes mortgage-backed securities the most attractive choice in the high-quality bond market for income-oriented investors. We expect to maintain the Fund's focus on this higher-yielding sector.
         As you can see in the chart above, the income potential of GNMA (Ginnie
Mae) securities relative to comparable U.S. Treasuries has increased during the past three years even as the yields on both securities have fallen in the wake of declining interest rates. As of December 31, 1995, the yield available on a typical GNMA security was 6.76% compared to 5.57% for a 10-year U.S. Treasury note.
         For homeowners whose mortgages are pooled together by agencies such as GNMA, 1995's interest rate environment was very favorable. Conventional 30-year mortgage rates tumbled sharply from a December 1994 peak of 9.45% to an average of 7.25% as of year's end. This is a two-edged sword which can help the Fund by serving as an incentive for home buying but hurt it by encouraging mortgage refinancing.

         Greater home buying tends to increase the amount of mortgage securities available in the market, and thus increase investment opportunities for the Fund. Increased mortgage refinancing (the prepayment of a previously held mortgage), on the other hand, has a negative effect on the principal value of mortgage securities. Due to our careful selection process, the Fund's mortgages experienced a more modest increase in prepayments than the overall mortgage market.
         Because we tend to concentrate on older mortgages, much of our portfolio includes loans that date from the 1986-1987 period, and involve property that has already been through several periods of refinancing. We believe that the better-than-market prepayment experience of our mortgage holdings serves to enhance their long term value. Of course, we can't guarantee that this better-than-market experience will continue.

Outlook
Going forward, we believe the bond market is anticipating more economic weakness and more short-term interest rate cuts by the Fed than will actually occur. In this environment, Limited-Term Government Fund will stand by its strategy of maximizing income and minimizing fluctuations in principal.
         We expect that the long-term trend in interest rates is still down but are aware of the possibility that rates may move modestly higher at some time before the end of the current economic expansion. We believe that the bond market is overestimating the need for aggressive discounts in the Federal Funds rate. As of this writing, two reasons for this concern are 1) the continuing impasse over the federal budget and 2) economic growth is continuing, although at a more subdued pace.

[PHOTO OF ROGER A. EARLY]

Roger A. Early

         Generally, we will choose a relatively conservative posture for Limited-Term Government Fund because we believe a recession is unlikely in the months ahead. To benefit from the additional income available from mortgages, more than half your Fund's portfolio was invested in mortgages at year's end, an asset allocation strategy we expect to continue. Despite prepayment risks, we believe high quality mortgage securities offer good value by providing the Fund greater income potential than can be achieved through investments in U.S. Treasury securities.


/s/ Roger A. Early
-------------------------------------
Roger A. Early
Vice President and Senior Portfolio Manager

A LOOK AT LIMITED-TERM
-------------------------------------------------
GOVERNMENT FUND'S PERFORMANCE
-------------------------------------------------

         This past year Limited-Term Government Fund marked its 10th anniversary of providing shareholders with high, stable current income. As you can see on the next page, an investor who purchased $10,000 worth of Class A shares on December 31, 1985, would have had holdings worth $18,857 as of December 31, 1995, if monthly dividends were reinvested.
         The Fund's performance is compared to that of the Merrill Lynch One-to-Three-Year Government Index, an unmanaged index that represents the performance of a broad range of U.S. government securities maturing in less than three years, including mortgages and U.S. Treasury notes. As with any unmanaged index, performance does not include the "real world" costs of managing a mutual fund or the cost of securities transactions.
         Given Limited-Term Government Fund's average effective maturity of 2.9 years as of December 31, 1995, the Merrill Lynch One-to-Three Year Government Index closely reflects the segment of the intermediate bond market in which the Fund invests.
         Though we have typically used this index as our benchmark, in last year's report the Merrill Lynch One-to-Three Year and the Three-to-Five Year Treasury Indexes were cited. For your information, the ending value of those indexes for the time periods shown in the chart on the next page would have been $21,046 and $23,563 respectively, based on a $10,000 investment on December 31, 1985.
         Many shareholders have selected Limited-Term Government Fund for its income potential. As you can see below, a $10,000 investment in the Fund would have provided more income than a comparable maturity U.S. Treasury note since 1992. Of course, Fund dividends are not guaranteed by the U.S. government like U.S. Treasury note interest.



Limited-Term Government A Class
vs. a Three-Year U.S. Treasury Note

Annual Income from a $10,000 Investment



               Limited-Term Government Fund*      Three-Year U.S. Treasury Note
Dec. '87                  675.9                               651.7
Dec. '88                  710.79                              651.7
Dec. '89                  820.03                              651.7
Dec. '90                  791.77                              785.6
Dec. '91                  777.59                              785.6
Dec. '92                  719.88                              785.6
Dec. '93                  662.86                              505.2
Dec. '94                  648.94                              505.2
Dec. '95                  681.32                              505.2

                                Limited-Term                     Three-Year
                               Government Fund               U.S. Treasury Note
                               ---------------               ------------------

Total income for nine Years:        $6,490                         $5,829



A $10,000 investment in Limited-Term Government Fund on December 31, 1986, and held through December 31, 1995, would have provided a higher level of total income than a Three-Year U.S. Treasury note purchased on December 31, 1986, and repurchased every three years.

*Assumes Class A purchase at 3.0% sales charge with distributions paid in cash.

Limited-Term Government Fund's
Long-Term Performance

Limited-Term Government Fund A Class vs.
Merrill Lynch 1-3 Year Government Index

Growth of a $10,000 Investment
December 31, 1985 to
December 31, 1995


                             Limited Term                   Merrill Lynch 1-3
                       Government Fund A Class            Year Government Index
Jan. '86                         9700                                10000
Jan. '87                        10466                                11035
Jan. '88                        11049                                11659
Jan. '89                        11769                                12384
Jan. '90                        12860                                13730
Jan. '91                        14088                                15085
Dec. '91                        15893                                16824
Dec. '92                        16786                                17884
Dec. '93                        17678                                18852
Dec. '94                        17346                                18959
Dec. '95                        18857                                21410

Chart assumes $10,000 invested in A Class shares on January 1, 1985, and includes the effect of a 3% sales charge and reinvestment of all distributions. Performance of other classes of Limited-Term Government Fund will vary due to differing charges and expenses.



                                Limited-Term Government Fund Performance
                             Average Annual Return Through December 31, 1995

                                                                    Lifetime         Ten Years      Five Years        One Year
Class A (Est. 1985)                                                  +6.58%            +6.55%          +5.41%           +5.43%
--------------------------------------------------------------------------------------------------------------------------------
Class B (Est. 1994)
      Excluding Sales Charge                                         +4.32%              --              --             +7.80%
      Including Sales Charge                                         +3.20%              --              --             +5.80%
--------------------------------------------------------------------------------------------------------------------------------
Class C* (Est. 1995)
      Excluding Sales Charge                                         +1.01%              --              --              --
      Including Sales Charge                                         -0.01%              --              --              --

*Aggregate return November 29, 1995, through December 31, 1995


Return and share value will fluctuate with rising and falling interest rates so that shares when redeemed may be worth more or less than the original cost. Past performance is not a guarantee of future results.

Class A returns reflect the impact of the 3.00% maximum sales charge and the 12b-1 fee, and take into account the reinvestment of all distributions.

Class B performance reflects the reinvestment of all distributions. Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a deferred sales charge of up to 2% if redeemed before the end of the fourth year. Lifetime performance excluding sales charge assumes the investment was not redeemed. Class B was initially offered on May 2, 1994.

Class C performance is for only a one month period and may not be representative of longer term results. C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies. Class C was initially offered on November 29, 1995.

The average annual total returns for the lifetime, 10-, five-year and one-year periods ended December 31, 1995, for Limited-Term Government Fund's Institutional Class, which is available without sales or asset-based distribution charges only to certain eligible institutional accounts, were +7.02%, +6.99%, +6.20% and +8.87%. The Institutional Class was initially made available September 2, 1987; performance prior to that date was adjusted to eliminate the effect of the sales charge, but not Class A's asset-based distribution charge.

FINANCIAL
---------------------------
STATEMENTS
---------------------------

Delaware Group
Limited-Term Government Funds, Inc. -
Limited-Term Government Fund*
Statement of Net Assets
December 31, 1995

                                          Principal            Market
                                            Amount             Value
U.S. TREASURY OBLIGATIONS - 22.00%
U.S. Treasury Notes 6.75% 5/31/97 .....  $24,000,000       $ 24,499,198
U.S. Treasury Notes 8.125% 2/15/98 ....   95,500,000        101,028,485
U.S. Treasury Strips 0.00% 11/15/10 ...   70,500,000         29,185,583
                                                            -----------
Total U.S. Treasury Obligations
  (cost $152,916,104) .................                     154,713,266
                                                            -----------

GOVERNMENT NATIONAL MORTGAGE
 ASSOCIATION OBLIGATIONS (GNMA) - 17.74%
GNMA 8.00% 2016 to 2017................   15,344,151         16,073,201
GNMA 9.00% 2016 to 2022................   65,814,258         70,282,293
GNMA 10.00% 2016 to 2018...............    1,883,722          2,066,797
GNMA 10.50% 2015 to 2016...............      617,963            684,781
GNMA11.00% 2000 to 2020................    8,229,432          9,263,515
GNMA 11.50% 2015 to 2019...............      143,060            162,194
GNMA GPM (Graduated Payment Mortgage)
 11.50% 2010 to 2013...................      264,383            299,745
GNMA GPM 12.00% 2010 to 2012 ..........      121,106            138,553
GNMA GPM 12.25% 2013 to 2014 ..........      358,249            411,985
GNMA 12.50% 2010 to 2015...............      309,947            358,376
GNMA GPM 13.75% 2014...................      123,247            139,693
GNMA II 9.50% 2020 to 2021 ............    7,630,067          8,162,294
GNMA II 9.75% 2016 to 2019 ............      792,605            853,536
GNMA II 10.00% 2020....................    5,131,862          5,592,737
GNMA II 10.50% 2020....................      318,445            349,593
GNMA II 11.00% 2015....................    2,580,320          2,848,028
GNMA II 11.50% 2017 to 2018 ...........      661,939            731,030
GNMA II 12.00% 2014 to 2016 ...........    4,543,167          5,050,012
GNMA II 12.50% 2013 to 2014 ...........    1,157,084          1,300,273
                                                            -----------
Total Government National Mortgage
 Association Obligations
 (cost $123,654,253) ...................                    124,768,636
                                                            -----------
COLLATERALIZED MORTGAGE
 OBLIGATIONS (CMO) - 31.33%
Citicorp Mortgage Securities 1990- 10
 A5 9.50% 7/25/05 .....................      1,370,332        1,393,643
Federal Home Loan Mortgage Corporation
 31D 7.55% 5/15/20 ....................      953,843            978,406

* Formerly known as Delaware Group Treasury Reserves, Inc.-
  Treasury Reserves Intermediate Series

                                          Principal            Market
                                            Amount             Value
COLLATERALIZED MORTGAGE
OBLIGATIONS (CMO) (Continued)


Federal Home Loan Mortgage Corporation
 1260E 8.00% 10/15/04..................   $3,481,631         $3,515,795
Federal Home Loan Mortgage Corporation
 1276H 8.00% 9/15/06...................   20,413,000         21,194,342
Federal Home Loan Mortgage Corporation
 1126I 8.50% 10/15/19..................   15,000,000         15,251,897
Federal Home Loan Mortgage Corporation
 69F 9.00% 12/15/05....................    2,764,674          2,912,314
Federal Home Loan Mortgage Corporation
 136D 9.00% 3/15/20....................    3,872,300          4,004,842
Federal Home Loan Mortgage Corporation
 26F 9.50% 2/15/20.....................    9,740,530         10,426,487
Federal Home Loan Mortgage Corporation
 139F 9.50% 6/15/20....................    7,305,334          7,587,985
Federal Home Loan Mortgage Corporation
 1765B A 10.00% 1/15/17................   15,950,075         16,588,078
Federal Home Loan Mortgage Corporation
 1614 K 10.00% 6/15/20.................   32,433,460         35,103,914
Federal National Mortgage Association
 G-1 6.50% 3/1/09......................      938,736            944,603
Federal National Mortgage Association
 1989-58E 8.50% 9/25/18................    8,019,132          8,184,959
Federal National Mortgage Association
 1990-128H 8.50% 12/25/19..............   14,400,739         14,825,840
Federal National Mortgage Association
 1993-39A 8.75% 3/25/18................   14,457,477         14,884,251
Federal National Mortgage Association
 1990-137D 9.00% 12/25/18..............   15,000,000         15,246,192
Federal National Mortgage Association
 1990-23G 9.20% 12/25/18...............    8,514,607          8,763,668
Federal National Mortgage Association
 1989-15D 10.00% 9/25/18...............    1,780,921          1,851,222
Federal National Mortgage Association
 1989-1C 10.30% 3/25/18................    2,127,349          2,217,409
Federal National Mortgage Association
 1989-19A 10.30% 4/25/19...............    7,665,059          8,450,075
Federal National Mortgage Association
 46-2 11.00% 12/25/03..................    5,143,688          5,510,176
Investors Securities Trust 1984-4 F5
 10.875% 10/25/13......................      233,990            256,328
PaineWebber Trust 1990-Q1
 9.00% 3/20/97.........................    1,476,060          1,475,092
Prudential Home Mortgage Securities
 1992-2 A17 8.30% 3/25/07..............    3,051,314          3,067,486
Resolution Trust Mortgage Securities
 1995-C1 6.55% 2/25/27.................    6,535,000          6,539,084
Travelers Mortgage Securities
 1984-1Z2 12.00% 3/1/14................    8,100,242          9,178,587
                                                            -----------
Total Collateralized Mortgage
 Obligations (cost $219,512,264) ......                     220,352,675
                                                            -----------

                                          Principal            Market
                                            Amount             Value

ASSET-BACKED SECURITIES - 7.56%
Aames Mortgage Trust 1994
 DI AIA 9.00% 2/15/27  ...................   $ 16,956,257   $ 17,515,135
First Alliance Mortgage Trust 1994-3 A1
 7.825% 10/25/25  ........................      7,557,325      7,870,070
Firstbank Auto Receivables Trust
 1995-B A 6.40% 7/17/00  .................      8,172,271      8,237,469
Olympic Automobile Receivables Trust
 1995-B A2 7.35% 10/15/01  ...............      5,088,931      5,217,073
UCFC Home Equity Loan Trust
 1995-C1 A2 6.575% 6/10/11 ...............      9,200,000      9,298,440
World Omni Automobile Lease Securitization
 Trust 1995-A A 6.05% 11/25/01 ...........      5,000,000      5,039,800
                                                            ------------
Total Asset-Backed Securities
 (cost $52,152,447)  .....................                    53,177,987
                                                            ------------

AGENCY OBLIGATIONS - 5.20%
Federal Home Loan Bank BN-02 1
 6.297% 11/20/02  ........................     25,000,000     25,167,969
Federal Home Loan Bank BI-02 A
 6.457% 11/20/02  ........................     11,300,000     11,420,063
                                                            ------------
Total Agency Obligations
 (cost $36,272,313)  .....................                    36,588,032
                                                            ------------

AGENCY MORTGAGE-BACKED SECURITIES - 15.27%
Federal Home Loan Mortgage Corporation
 8.00% 5/1/09 to 7/1/11  .................     12,363,161     12,904,296
Federal Home Loan Mortgage Corporation
 8.50% 12/1/08 to 11/1/10  ...............      3,929,591      4,101,967
Federal Home Loan Mortgage Corporation
 8.75% 5/1/10  ...........................      1,257,929      1,328,294
Federal Home Loan Mortgage Corporation
 9.00% 6/1/09 to 1/1/24  .................     11,235,200     11,948,015
Federal Home Loan Mortgage Corporation
 9.50% 11/1/05  ..........................      6,034,742      6,287,447
Federal Home Loan Mortgage Corporation
 11.00% 9/1/10 to 11/1/15  ...............      1,036,171      1,149,573
Federal Home Loan Mortgage Corporation
 11.50% 3/1/01 to 3/1/16  ................      8,211,776      9,157,383
Federal National Mortgage Association
 8.00% 7/1/02 to 7/1/23  .................      6,255,791      6,517,986
Federal National Mortgage Association
 8.50% 8/1/07 to 8/1/17  .................     17,859,191     18,823,619
Federal National Mortgage Association
 9.00% 8/1/04 to 4/1/16  .................      4,501,963      4,773,741
Federal National Mortgage Association
 9.15% 4/10/98  ..........................      8,400,000      9,075,024
Federal National Mortgage Association
 9.25% 7/1/08 to 8/1/16  .................      3,181,292      3,398,462

                                          Principal            Market
                                            Amount             Value
AGENCY MORTGAGE-BACKED SECURITIES
  (Continued)

Federal National Mortgage Association
 10.00% 1/1/19  ..........................   $  1,073,471   $  1,180,147
Federal National Mortgage Association
 11.00% 8/1/10 to 8/1/20  ................     14,479,766     16,193,665
Federal National Mortgage Association
 12.50% 2/01/11  .........................        278,035        317,134
Federal National Mortgage Association
 13.00% 7/01/15  .........................        180,534        206,486
                                                            ------------
Total Agency Mortgage-Backed Securities
 (cost $105,234,093)  ....................                   107,363,239
                                                            ------------

REPURCHASE AGREEMENTS - 0.11%
With Chase Manhattan 5.60%
 1/2/96 (dated 12/29/95 collateralized
 by $707,000 U.S. Treasury Notes 7.75%
 due 11/30/99, market value
 $769,621)  ..............................        754,000        754,000
                                                            ------------
Total Repurchase Agreements
 (cost $754,000)  ........................                       754,000
                                                            ------------

TOTAL MARKET VALUE OF SECURITIES OWNED - 99.21%
 (cost $690,495,474)  ...................................     697,717,835
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES
 0.79%  .................................................       5,538,892
                                                            -------------
NET ASSETS APPLICABLE TO 72,231,489
 LIMITED-TERM GOVERNMENT FUND A CLASS SHARES,
 1,361,094 LIMITED-TERM GOVERNMENT FUND B
 CLASS SHARES, 3,616 LIMITED-TERM GOVERNMENT
 FUND C CLASS SHARES AND 4,140,745 LIMITED-TERM
 GOVERNMENT INSTITUTIONAL CLASS SHARES ($.001
 PAR VALUE) OUTSTANDING; EQUIVALENT TO $9.05
 PER SHARE - 100.00%  ...................................    $703,256,727
                                                            =============


Components of Net Assets at December 31, 1995:
Common stock, $.001 par value, 2,000,000,000 shares
 authorized to the Limited-Term Government Fund
 with 950,000,000 shares allocated to Limited-Term
 Government Fund A Class, 200,000,000 shares allocated
 to Limited-Term Government Fund B Class, 50,000,000
 shares allocated to Limited-Term Government Fund C Class
 and 200,000,000 shares allocated to Limited-Term
 Government Fund Institutional Class ....................    $816,012,755
 Accumulated undistributed:
  Net realized loss on investments ......................    (119,978,389)
  Net unrealized appreciation of investments ............       7,222,361
                                                            -------------
 Total Net Assets .......................................    $703,256,727
                                                            =============

                     See accompanying notes

Delaware Group
Limited-Term Government Funds, Inc. -
Limited-Term Government Fund
Statement of Operations
For the Year Ended December 31, 1995

INVESTMENT INCOME:
Interest ...................................                   $ 67,635,006

EXPENSES:
Management fees ($3,875,637) and
 directors' fees ($8,999)  .................      3,884,636
Dividend disbursing and transfer
 agent fees and expenses ...................      1,431,118
Distribution expenses ......................      1,168,370
Reports and statements to shareholders .....        268,026
Salaries ...................................        193,279
Custodian fees .............................        118,798
Taxes (other than income) ..................        103,117
Registration fees ..........................         80,192
Professional fees ..........................         38,204
Other ......................................        188,147       7,473,887
                                               ------------    ------------
NET INVESTMENT INCOME ......................                     60,161,119
                                                               ------------

NET REALIZED LOSS AND
 UNREALIZED GAIN ON INVESTMENTS:
Net realized loss from security
transactions ...............................     (3,033,812)
Net realized loss on options ...............    (26,700,560)    (29,734,372)
                                                               ------------
Net unrealized appreciation of
 investments during the period .............                      3,845,517
                                                               ------------
NET REALIZED AND UNREALIZED
 GAIN ON INVESTMENTS ......................................       5,111,145
                                                             --------------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS ................................     $65,272,264
                                                             ==============


Computation of net Asset Value and
 Offering Price for the Limited-term
 Government Fund A Class:
Net asset value per share (A)  ............................          $9.05
Sales charges (3.00% of offering price or 3.09% of
 amount invested per share) (B)  ..........................           0.28
                                                            --------------
Offering price ............................................          $9.33
                                                            ==============

------------------
(A)Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B)See Purchasing Shares in the current Prospectus, for purchases of $100,000 or more.

                           See accompanying notes

Delaware Group
Limited-Term Government Funds, Inc. -
Limited-Term Government Fund
Statement of Changes in Net Assets

                                            Year Ended      Year Ended
                                             12/31/95        12/31/94
OPERATIONS:
Net investment income .................      $ 60,161,119    $    71,534,054
Net realized loss from investment
 transactions .........................       (29,734,372)       (85,112,787)
Net unrealized appreciation
 (depreciation) during the period .....        34,845,517         (7,549,434)
                                          ---------------    ---------------
Net increase (decrease) in net assets
 resulting from operations ............        65,272,264        (21,128,167)
                                          ---------------    ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
 A Class ..............................       (56,577,137)       (67,899,145)
 B Class ..............................          (680,325)          (145,627)
 C Class ..............................              (164)              --
 Institutional Class ..................        (2,903,493)        (3,489,282)
                                          ---------------    ---------------
                                              (60,161,119)       (71,534,054)
                                          ---------------    ---------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 A Class ..............................        71,418,543        173,103,587
 B Class ..............................         7,816,855          6,890,177
 C Class ..............................            33,130               --
 Institutional Class ..................         9,883,383         17,044,450
Net asset value of shares issued upon
 reinvestment of dividends from net
 investment income:
 A Class ..............................        37,152,037         46,483,822
 B Class ..............................           423,812             98,455
 C Class ..............................               164               --
 Institutional Class ..................         2,894,542          3,479,603
                                          ---------------    ---------------
                                              129,622,466        247,100,094
                                          ---------------    ---------------
Cost of shares repurchased:
 A Class ..............................      (249,515,275)      (468,009,117)
 B Class ..............................        (2,226,367)          (550,004)
 C Class ..............................              (650)              --
 Institutional Class ..................       (12,779,876)       (26,564,816)
                                          ---------------    ---------------
                                             (264,522,168)      (495,123,937)
                                          ---------------    ---------------
Decrease in net assets derived from
 capital share transactions ...........      (134,899,702)      (248,023,843)
                                          ---------------    ---------------
NET DECREASE IN NET ASSETS ............      (129,788,557)      (340,686,064)

NET ASSETS:
Beginning of period ...................       833,045,284      1,173,731,348
                                          ---------------    ---------------
End of period .........................      $703,256,727    $   833,045,284
                                          ===============    ===============


                         See accompanying notes

Delaware Group
Limited-Term Government Funds, Inc. -
Limited-Term Government Fund
Notes to Financial Statements
December 31, 1995

Delaware Group Limited-Term Government Funds, Inc. - Limited-Term Government Fund, (formerly known as Delaware Group Treasury Reserves, Inc. - Treasury Reserves Intermediate Series)(the "Fund"), a series of Delaware Group Limited-Term Government Funds, Inc., (the "Company"), is registered as a diversified open-end investment company under the Investment Company Act of 1940. The Company is organized as a Maryland corporation. The Fund offers four classes of shares. The investment objective of the Fund is to seek a high stable level of income, while attempting to minimize fluctuations in principal and provide maximum liquidity.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund for financial statement preparation:

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of 4:00 p.m. on the valuation date. Securities not traded or not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Long-term debt securities are valued by an independent pricing service and are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Group of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Class Accounting - Expenses directly attributable to a class are charged to that class. Other common expenses are prorated between all classes of the Fund.

Other - Expenses common to all funds within the Delaware Group of funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on an accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. The Fund declares dividends daily from net investment income and pays such dividends monthly. Certain Fund expenses are paid directly by brokers. The amount of these expenses is less than 0.01% of the Fund's average net assets.

2. Investment Management Fee and Distribution Agreements
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company, Inc. (DMC), the investment manager of the Fund, an annual fee which is calculated daily at 0.50% of the average daily net assets of the Fund, less fees paid to the independent directors. At December 31, 1995, the Fund had a liability for Investment Management fees and other expenses payable to DMC for $21,623.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual 12b-1 fee not to exceed 0.30% (currently, no more than 0.15% pursuant to Board action) of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B Class and the C Class. No distributions expenses are paid by the Institutional Class. At December 31, 1995, the Fund had a liability for distribution fees and other expenses payable to DDLP for $17,717. For the year ended December 31, 1995, the Fund paid DDLP $167,595 for commissions earned on sales of Limited-Term Government Fund A Class.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to serve as dividend disbursing and transfer agent for the Fund. For the year ended December 31, 1995, the Fund expensed $1,431,118 for these services. At December 31, 1995, the Fund had a liability for such fees and other expenses payable to DSC for $5,434.

Certain officers of the Investment Manager are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

On April 3, 1995, Delaware Management Holdings, Inc., the indirect parent of DMC, DDLP and DSC, through a merger transaction (the "Merger') became a wholly-owned subsidiary of Lincoln National Corporation. Other than the resulting change in ownership, the Merger will not materially change the manner in which DMC, DDLP or DSC have heretofore conducted their respective relationships with the Fund.

3. Investments
During the year ended December 31, 1995, the Fund made purchases of $223,605,695 and sales of $336,058,025 of investment securities other than direct U.S. government securities and temporary cash investments.

At December 31, 1995, unrealized appreciation for federal income tax purposes aggregated $7,222,361 of which $9,600,733 related to unrealized appreciation of securities and $2,378,372 related to unrealized depreciation of securities.

The realized loss for federal income tax purposes was $29,779,768 for the year ended December 31, 1995. For federal income tax purposes, the Fund had accumulated capital losses of $119,978,389 at December 31, 1995 which may be carried forward and applied against future capital gains. The capital loss carryforward expires as follows: 1996 - $859,564, 1997 - $574,266, 1998 -
$707,105, 2001 - $2,978,605, 2002 - $85,079,081 and 2003 - $29,779,768. At
December 31, 1995, the Fund reclassified $2,146,972 from accumulated net undistributed realized loss from security transactions to commonstock due to the expiration of a capital loss carryforward.

Transactions in written call options for the year ended December 31, 1995, were as follows:

                                                                                                    Call Options Terminated
                                                                                                    -----------------------
                                                                         No. of        Premium                Net Realized
                                                                        Contracts      Received       Cost     Gain/(Loss)
                                                                        ---------     ----------   ---------  ------------
Options outstanding December 31, 1994 . . . . . . . . . . . . . . .         1,150      $ 565,901
Contracts written . . . . . . . . . . . . . . . . . . . . . . . . .        11,850      9,884,330
                                                                        ---------     ----------
                                                                           13,000     10,450,231
                                                                        ---------     ----------
Contracts terminated:
Closed. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        12,500     10,018,041  $25,082,805   (15,064,764)
Expired . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           500        432,190          -0-       432,190
                                                                       ----------     ----------
                                                                           13,000     10,450,231  $25,082,805  $(14,632,574)
                                                                       ==========     ==========  -----------  ------------
Contracts outstanding December 31, 1995. . . . . . . . . . . . . . .          -0-            -0-
                                                                       ==========     ==========

Net realized loss on put options purchased for the year ended December 31, 1995, was $12,067,986.

4. Capital Stock
Transactions in capital stock shares were as follows:

                                                    Year Ended    Year Ended
                                                     12/31/95      12/31/94
Shares sold:
 A Class. . . . . . . . . . . . . . . . ..            7,879,835    18,177,057
 B Class. . . . . . . . . . . . . . . . ..              861,864       747,755
 C Class. . . . . . . . . . . . . . . . ..                3,670         --
 Institutional Class. . . . . . . . . . .             1,090,957     1,776,208

Shares issued upon reinvestment of dividends
 from net investment income:
 A Class. . . . . . . . . . . . . . . . .           4,098,270     4,974,528
 B Class. . . . . . . . . . . . . . . . .               46,761        10,824
 C Class. . . . . . . . . . . . . . . . .                   18          --
 Institutional Class. . . . . . . . . . .              319,328       373,041
                                                    ----------    ----------
                                                    14,300,703    26,059,413
                                                    ----------    ----------

Shares repurchased:
 A Class. . . . . . . . . . . . . . . . .          (27,536,002)  (49,806,031)
 B Class. . . . . . . . . . . . . . . . .             (246,005)      (60,105)
 C Class. . . . . . . . . . . . . . . . .                  (72)         --
 Institutional Class. . . . . . . . . . .           (1,410,138)   (2,856,655)
                                                   -----------   -----------
                                                   (29,192,217)  (52,722,791)
                                                   -----------   -----------
Net decrease. . . . . . . . . . . . . . ..         (14,891,514)  (26,663,378)
                                                   ===========   ===========

5. Concentration of Credit Risk
  The Fund invests in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans may shorten the stated maturity of the respective obligation and may result in a loss of premium, if any has been paid.

  As a writer of call options, the Fund receives a premium at the outset which is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the Fund would incur a gain, to the extent of the premiums, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the Fund would realize a loss, if the price on the financial instrument increases between those dates in an amount in excess of premiums received..

  As a purchaser of put options, the Fund pays a premium at the outset which is recorded as an asset and is subsequently adjusted to the current market value of the option purchased. The Fund bears the market risk of unfavorable changes in the price of the financial instruments underlying the option. Generally, the Fund would incur a loss, to the extent of the premiums, if the price of the underlying financial instrument decreases between the date the option is purchased and the date on which the option is terminated. Generally, the Fund would realize a gain, if the price of the financial instrument increases between those dates.

6. Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                                   Limited-Term Government Fund A Class(1)
                                                                                   --------------------------------------
                                                                                         Year Ended December 31,
                                                                              1995       1994       1993      1992         1991
Net asset value, beginning of period. . . . . . . . . . . . . . . . . . .   $8.990     $9.840      $10.000   $10.190      $9.770

Income from investment operations:
      Net investment income. . . . . . . . . . . . . . . . . . . . . . . .   0.699      0.667        0.681     0.740       0.799
      Net realized and unrealized gain (loss) from security transactions.    0.060     (0.850)      (0.160)   (0.190)      0.420
                                                                             -----     -----         -----      -----      -----
      Total from investment operations. . . . . . . . . . . . . . . . . .    0.759     (0.183)       0.521     0.550       1.219

Less distributions:
      Dividends from net investment income. . . . . . . . . . . . . . . .   (0.699)    (0.667)      (0.681)   (0.740)     (0.799)
      Distributions from net realized gain from security transactions . .     none     none           none      none       none
                                                                            ------    ------         -----     -----      -----
      Total distributions. . . . . . . . . . . . . . . . . . . . . . . .    (0.699)    (0.667)      (0.681)   (0.740)     (0.799)
Net asset value, end of period. . . . . . . . . . . . . . . . . . . . . ..  $9.050     $8.990      $ 9.840   $10.000     $10.190
                                                                            ------     ------      -------    -------    -------
Total return (4). . . . . . . . . . . . . . . . . . . . . . . . . . . . .     8.71%     (1.88%)       5.31%     5.62%      13.04%

Ratios/supplemental data:
       Net assets, end of period (000 omitted). . . . . . . . . . . . . . $653,451   $789,525   $1,126,031  $861,829    $144,129
       Ratio of expenses to average net assets. . . . . . . . . . . . . .     0.96%      0.91%        0.88%     0.87%(2)    0.90%(2)
       Ratio of net investment income to average net assets. . . . . . .      7.71%      7.10%        6.77%     7.03%(3)    7.96%(3)
       Portfolio turnover. . . . . . . . . . . . . . . . . . . . . . . ..       73%       148%         171%       77%         42%

--------------------
(1)  Formerly known as Treasury Reserves Intermediate Fund A Class.
(2) Ratio of expenses to average net assets prior to expense limitation was 0.90% for 1992 and 0.99% for 1991.
(3) Ratio of net investment income to average net assets prior to expense limitation was 7.01% for 1992 and 7.87% for 1991.
(4) Does not include maximum sales charge of 3.00% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase.

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                   Limited-Term       Limited-Term            Limited-Term
                                                    Government          Government           Government Fund
                                                   Fund B Class(1)    Fund C Class        Institutional Class*
                                                   --------------     -------------       -------------------
                                                            Period      Period
                                                 Year      5/2/94(4)  11/28/95(5)           Year Ended December 31,
                                                 Ended        to          to              ------------------------
                                                 1995      12/31/94    12/31/95    1995      1994    1993    1992(7)       1991
Net asset value, beginning of period            $8.990     $9.430      $9.010    $8.990    $9.840  $10.000  $10.190       $9.770
Income from investment operations:
    Net investment income ...................    0.622      0.399       0.051     0.712     0.681    0.696    0.754        0.816
    Net realized and unrealized gain (loss)
     from security transactions .............    0.060     (0.440)      0.040     0.060    (0.850)  (0.160)  (0.190)       0.420
                                                ------     ------       ------    ------  ------    ------   ------        -----
    Total from investment operations .........   0.682     (0.041)      0.091     0.772    (0.169)   0.536    0.564        1.236
                                                ------     -------      ------    -----    ------   ------    -----       ------
Less distributions:
    Dividends from net investment income        (0.622)    (0.399)     (0.051)   (0.712)   (0.681)  (0.696)  (0.754)      (0.816)
    Distributions from net realized gain from
         security transactions ...............    none       none        none      none     none     none     none         none
                                                 -----      -----       -----     -----     -----    ----     ----        -----
    Total distributions .....................   (0.622)    (0.399)     (0.051)   (0.712)   (0.681)  (0.696)  (0.754)      (0.816)
                                                -------     ------     ------     -----     -----    ----    -----       ------

Net asset value, end of period ..............   $9.050     $8.990      $9.050    $9.050    $8.990   $9.840  $10.000      $10.190
                                                ------      -----      ------    ------    ------   ------  -------       ------

Total return(6) .............................     7.80%     (0.44%)        (5)     8.87     (1.74%)   5.44%    5.77%       13.21%

Ratios/supplemental data:
     Net assets, end of period (000 omitted) . $12,313     $6,282         $33   $37,460   $37,238  $47,700  $52,403     $146,598
     Ratio of expenses to average net assets.     1.81%      1.76%         (5)     0.81%     0.76%    0.74%    0.75%(2)     0.75%(2)
     Ratio of net investment income to average
           net assets ........................    6.86%      6.25%         (5)     7.86%     7.25%    6.91%    7.58%(3)     8.11%(3)
     Portfolio turnover ......................      73%       148%         (5)       73%      148%     171%      77%         42%

-------------------
* The per share data for the year ended 1991 is derived from data of the Investors I class, which like the Limited-Term Government Fund Institutional Class (formerly known as Treasury Reserves Intermediate Fund Institutional Class), a new class of shares, was not subject to Rule 12b-1 distribution expenses. Shares of Investors I class were converted into share of Investors II class, now referred to as Limited-Term Government Fund A Class, on June 1, 1992, pursuant to a Plan of Recapitalization approved by shareholders of Investors I class.
(1)  Formerly known as Treasury Reserves Intermediate Fund B Class.
(2) Ratio of expenses to average net assets prior to expense limitation was 0.78% for 1992 and 0.84% for 1991 for the Limited-term Government Fund Institutional Class.
(3) Ratio of net investment income to average net assets prior to expense limitation was 7.54% for 1992 and 8.02% for 1991 for the Limited-Term Government Institutional Class.
(4) Date of initial public offering; ratios have been annualized but total return has not been annualized.
(5) Date of initial public offering; the ratios of expenses and net investment income to average net assets, portfolio turnover and total return have been omitted as management believes that such ratios and return for the relatively short period are not meaningful.
(6) Does not include any applicable contingent deferred sales charge which varies from 1%-2% for the Limited-Term Government Fund B Class and 1% for the Limited-Term Government Fund C Class depending upon the holding period.
(7) The per share data and ratios for Investors I class and the Limited-Term Government Institutional Class have been combined for 1992. For the five months ended May 31, 1992, the Investors I class operating expenses and net investment income per share were $0.031 and $0.325, respectively. For the seven months ended December 31, 1992, the Limited-Term Government Fund Institutional Class operating expenses and net investment income per share were $0.045 and $0.429, respectively. All net investment income was distributed to shareholders.

Delaware Group Limited-Term Government Funds, Inc.-Limited-Term Government Fund Report of Independent Auditors

To the Shareholders and Board of Directors
Delaware Group Limited-Term Government Funds, Inc. - Limited-Term Government
Fund

We have audited the accompanying statement of net assets of the Delaware Group Limited-Term Government Funds, Inc. - Limited-Term Government Fund as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Limited-Term Government Funds, Inc. - Limited-Term Government Fund at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with general accepted accounting principles.


                                                          Ernst & Young LLP

Philadelphia, Pennsylvania
February 15, 1996

A Report on Limited-Term Government Fund's Annual Meeting

At an annual meeting of shareholders held on March 29, 1995, the following matters were submitted for shareholder vote: the election of directors, the ratification of the selection of Ernst & Young LLP as independent auditors of the Fund and the approval of a new investment management agreement. The new investment management agreement was proposed in connection with the April 3, 1995, merger of Delaware Management Holdings, Inc. (the parent of Delaware Management Company, Inc.) and a subsidiary of Lincoln National Corporation. Whenever there is a change in control of an investment manager, the Investment Company Act of 1940 requires shareholders to vote on a new investment management agreement.

Below are the names of each director elected at the meeting as well as the results of the other matters voted on by shareholders.

                                                                           Number of Votes+
                                                             -----------------------------------------------
                                                                For     Against/Withheld        Abstentions

Election of Directors:
 Wayne A. Stork ...........................................  63,772,321     1,734,614              --
 Walter P. Babich .........................................  63,791,470     1,715,464              --
 Anthony D. Knerr .........................................  63,791,558     1,715,376              --
 Ann R. Leven .............................................  63,789,806     1,717,128              --
 W. Thacher Longstreth ....................................  63,782,327     1,724,607              --
 Charles E. Peck ..........................................  63,791,470     1,715,464              --

Approval of the New Investment
 Management Agreement .....................................  50,349,959       906,946            2,992,463

Selection of Ernst & Young LLP as
 Independent Auditors* ....................................  60,561,793       605,865            4,339,275


----------
+Please note that the results of this meeting were not audited by Ernst & Young
 LLP
*Voted upon by shareholders of Delaware Group Limited-Term Government Funds,
 Inc.

This annual report is for the information of Limited-Term Government Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Limited-Term Government Fund, which sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. Summary investment results are documented in the Fund's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------

BOARD
---------------------------
MEMBERS
---------------------------

Wayne A. Stork
Chairman, President and Chief Executive Officer
Delaware Group of Funds
Philadelphia, PA

Walter P. Babich
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

Anthony D. Knerr
Consultant, Anthony Knerr & Associates
New York, NY

Ann R. Leven
Treasurer, National Gallery of Art
Washington, DC

W. Thacher Longstreth
Vice Chairman, Packquisition Corp.
Philadelphia, PA

Charles E. Peck
Secretary of Enterprise Homes, Inc.
Fredericksburg, VA
former Chairman and CEO
The Ryland Group, Inc.
Columbia, MD

AFFILIATED
---------------------------
OFFICERS
---------------------------

George M. Chamberlain, Jr.
Senior Vice President and Secretary,
Delaware Group of Funds
Philadelphia, PA

Keith E. Mitchell
President and CEO,
Delaware Distributors, L.P.
Philadelphia, PA

David K. Downes
Senior Vice President, Chief Financial Officer and
Chief Administrative Officer
Delaware Group of Funds
Philadelphia, PA

DELAWARE GROUP
--------------------------------------------------------------------------
OF FUNDS
--------------------------------------------------------------------------

For Growth of Capital
Trend Fund
DelCap Fund
Value Fund

For Total Return
Devon Fund
Decatur Total Return Fund
Decatur Income Fund
Delaware Fund

For Global Diversification
International Equity Fund
Global Assets Fund
Global Bond Fund

For Current Income
Delchester Fund
U.S. Government Fund
Limited-Term Government Fund

For Tax-Free Current Income
Tax-Free USA Fund
Tax-Free Insured Fund
Tax-Free USA Intermediate Fund
Tax-Free Pennsylvania Fund

Money Market Funds
Delaware Cash Reserve
U.S. Government Money Fund
Tax-Free Money Fund

Closed-End Equity/Income*
Dividend and Income Fund
Global Dividend and Income Fund

This report must be preceded or accompanied by a current Limited-Term Government Fund prospectus and the Delaware Group Fund Performance Update for the most recently completed calendar quarter. For a prospectus of any other Delaware Group fund, contact your financial adviser or Delaware Group.

  * Delaware Group Dividend and Income Fund and Delaware Group Global Dividend and Income Fund purchases can be made through any registered broker.

DELAWARE
GROUP
=============

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, are not obligations of or deposits of any bank or any credit union, and involve investment risk, including the possible loss of principal. Shares of the Fund are not bank or credit union deposits.

Investment Manager
Delaware Management Company, Inc.
Philadelphia

International Affiliate
Delaware International Advisers Ltd.
London

National Distributor
Delaware Distributors, L.P.
Philadelphia

Shareholder Servicing,
Dividend Disbursing
and Transfer Agent
Delaware Service Company, Inc.
Philadelphia

1818 Market Street
Philadelphia, PA 19103-3682
Nationwide (800) 523-4640

Securities Dealers Only
Nationwide (800) 362-7500
(c)Delaware Distributors, L.P.
 Printed in the U.S.A. on recycled paper.

AR-022[12/95]TKO2/96

                                      LOGO

1995
         Annual
Report


                                       -----------
                                       Delaware
                                       Group
                                       U.S. Government
                                       Money Fund
                                       -----------



                [PHOTO OF VARIOUS HISTORICAL SITES APPEARS HERE]




                    A Tradition of Sound Investing Since 1929





                            DELAWARE
                            GROUP
                            ========
                            Philadelphia o London

January 31, 1996



Dear
--------------------
Shareholder:
--------------------
We are pleased to report that in the fiscal year ended December 31, 1995, U.S. Government Money Fund achieved its highest total return in four years. Class A Shares provided a total return of +4.57%, about two percentage points more than inflation during the year (as measured by the consumer price index).
    Your Fund's 15-year lifetime has spanned a wide variety of economic and interest rate cycles, and through each one, it has achieved the goals it set out to accomplish - providing shareholders with relative safety, liquidity and current income.
    In 1995, despite a substantial drop in long-term interest rates and a reversal of Federal Reserve Board monetary policy, short-term interest rates held up well. At year's end, the Fund's seven-day annualized yield (for both Class A and Consultant Class shares) was 4.79%, just 0.11% less than the seven-day annualized yield at December 31, 1994.
    A significant reduction in inflation expectations and a slowing U.S. economy prompted the Fed to lower the Federal Funds rate -- the rate banks charge on overnight loans between banks -- on July 6 and on December 19 by a total of half a point (0.50%). This marked a sharp reversal of the policy the Fed implemented in 1994 and early 1995, when it raised short-term interest rates a total of seven times.
    As of this writing, the future direction of interest rates is unclear. Several indicators such as consumer spending and factory orders show signs of a significant slowdown in economic growth, and thus a need for the Fed to cut rates more than the additional quarter point (0.25%) reduction made on January 31, 1996.
    No matter what the future holds, U.S. Government Money Fund will aim to maintain the highest quality holdings to achieve its objective of current income while preserving principal and maintaining liquidity through a diversified portfolio. As of December 31, 1995, about 58% of the Fund's income was derived from short-term mortgage securities and bank repurchase agreements.
    While money market funds like U.S. Government Money Fund can be appropriate places to place cash intended for future investment, they are not designed for long-term growth. However, Delaware Group does offer a complete family of fixed-income and equity funds. Together, you and your financial adviser can determine which funds are most appropriate for your investment goals. We look forward to serving your investment needs.

Sincerely,



/s/ Wayne A. Stork
------------------------
Wayne A. Stork
Chairman, President and
Chief Executive Officer

Money market funds strive to maintain a stable share value of $1. However, there is no guarantee that this goal will be met. Yields fluctuate with changing interest rates. Average annual rates of return for the 10-, five-and one-year periods ended December 31, 1995 for U.S. Government Money Fund A Class are +5.06%, +3.59% and +4.57%, respectively, and the returns for the Consultant Class are +5.01%, +3.59% and +4.57%, respectively. These returns reflect the reinvestment of all distributions.

Financial
--------------------
Statements
--------------------

Delaware Group
Limited-Term Government Funds, Inc. -
U.S. Government Money Series*
Statement of Net Assets
December 31, 1995
                                                    Principal        Market
                                                     Amount          Value

FEDERAL AGENCY DISCOUNT NOTES - 51.55%
Federal Farm Credit Bank
 5.45% 3/25/96. . . . . . . . . . . . . . . .       $550,000      $ 543,006
Federal Farm Credit Bank
 5.45% 5/03/96. . . . . . . . . . . . . . . .        600,000        588,827
Federal Home Loan Bank
 5.42% 2/16/96. . . . . . . . . . . . . . . .        500,000        496,537
Federal Home Loan Bank
 5.48% 3/07/96. . . . . . . . . . . . . . . .        375,000        371,233
Federal Home Loan Bank
 5.50% 2/28/96. . . . . . . . . . . . . . . .        710,000        703,709
Federal Home Loan Bank
 5.58% 1/29/96. . . . . . . . . . . . . . . .        200,000        199,132
Federal Home Loan Mortgage Corporation
 5.47% 3/07/96. . . . . . . . . . . . . . . .        750,000        742,479
Federal Home Loan Mortgage Corporation
 5.48% 3/06/96. . . . . . . . . . . . . . . .        750,000        742,579
Federal Home Loan Mortgage Corporation
 5.55% 1/22/96. . . . . . . . . . . . . . . .        700,000        697,734
Federal National Mortgage Association
 5.45% 8/09/96. . . . . . . . . . . . . . . .        100,000         96,654
Federal National Mortgage Association
 5.51% 1/04/96. . . . . . . . . . . . . . . .        500,000        499,770
Federal National Mortgage Association
 5.52% 2/16/96. . . . . . . . . . . . . . . .        500,000        496,473
Federal National Mortgage Association
 5.57% 1/05/96. . . . . . . . . . . . . . . .        500,000        499,691
Federal National Mortgage Association
 5.57% 1/09/96. . . . . . . . . . . . . . . .        600,000        599,257
                                                                  ---------
Total Federal Agency Discount Notes . . . . .                     7,277,081
                                                                  ---------

FEDERAL AGENCY NOTES - 6.37%
Federal National Mortgage Association
 5.50% 6/12/96. . . . . . . . . . . . . . . .        500,000        499,105
Federal National Mortgage Association
 5.64% 9/09/96. . . . . . . . . . . . . . . .        400,000        399,511
                                                                  ---------
Total Federal Agency Notes  . . . . . . . . .                       898,616
                                                                  ---------

                                                        Principal        Market
                                                         Amount          Value

FLOATING RATE NOTES - 25.15%
Federal Farm Credit Bank
 5.95% 2/09/96. . . . . . . . . . . . . . . . . . . .     $ 500,000   $ 499,974
Student Loan Marketing Association
 5.20% 9/23/96. . . . . . . . . . . . . . . . . . . .       800,000     800,000
Student Loan Marketing Association
 5.22% 2/08/96. . . . . . . . . . . . . . . . . . . .       500,000     500,000
Student Loan Marketing Association
 5.25% 3/14/96. . . . . . . . . . . . . . . . . . . .       500,000     500,000
Student Loan Marketing Association
 5.30% 5/09/96. . . . . . . . . . . . . . . . . . . .       250,000     250,000
Student Loan Marketing Association
 5.30% 8/04/97. . . . . . . . . . . . . . . . . . . .       500,000     499,814
Student Loan Marketing Association
 5.97% 10/04/96 . . . . . . . . . . . . . . . . . . .       500,000     500,000
                                                                     ----------
Total Floating Rate Notes . . . . . . . . . . . . . .                 3,549,788
                                                                     ----------

REPURCHASE AGREEMENT - 16.56%
With Chase Manhattan 5.60%
   1/02/96 (dated 12/29/95,
   collateralized by $2,193,000
   U.S. Treasury Notes 7.75% due
   11/30/99, market value
   $2,386,436). . . . . . . . . . . . . . . . . . . .     2,338,000   2,338,000
                                                                     ----------
Total Repurchase Agreement. . . . . . . . . . . . . .                 2,338,000
                                                                     ----------

TOTAL MARKET VALUE OF SECURITIES OWNED - 99.63%
  (WHICH APPROXIMATES COST FOR FINANCIAL
  REPORTING AND INCOME TAX PURPOSES). . . . . . . . .                14,063,485
  RECEIVABLES AND OTHER ASSETS NET OF
  LIABILITIES - 0.37% . . . . . . . . . . . . . . . .                    52,018
                                                                     ----------
NET ASSETS APPLICABLE TO 13,786,436 U.S.
  GOVERNMENT MONEY FUND A CLASS SHARES AND
  329,069 U.S. GOVERNMENT MONEY FUND CONSULTANT
  CLASS SHARES ($.001 PAR VALUE) OUTSTANDING;
  EQUIVALENT TO $1.00 PER SHARE - 100.00. . . . . . .               $14,115,503
                                                                    ===========

------------------
 *Formerly known as Delaware Group Treasury Reserves, Inc. - U.S.
  Government Money Series. It is known and does business as U.S. Government Money Fund.
 +For Floating Rate Notes, the maturity date shown is the next interest reset date.

Delaware Group
Limited-Term Government Funds, Inc. -
U.S. Government Money Series
Statement of Operations
For the Year-Ended December 31, 1995

INVESTMENT INCOME:
Interest. . . . . . . . . . . . . . . . . . . . .                      $925,451

EXPENSES:
Management fees ($70,149) and
  directors' fees ($8,999). . . . . . . . . . . .        $79,148
Dividend disbursing and transfer
  agent fees and expense  . . . . . . . . . . . .         46,287
Federal and state registration fees                       32,922
Professional fees . . . . . . . . . . . . . . . .         15,174
Reports and statement to shareholders                     14,765
Custodian fees. . . . . . . . . . . . . . . . . .          8,606
Taxes (other than income) . . . . . . . . . . . .          8,100
Salaries. . . . . . . . . . . . . . . . . . . . .          3,928
Other . . . . . . . . . . . . . . . . . . . . . .         11,349        220,279
                                                         -------       --------
NET INVESTMENT INCOME . . . . . . . . . . . . . .                      $705,172
                                                                       --------

                         See accompanying notes

Delaware Group
Limited-Term Government Funds, Inc. -
U.S. Government Money Series
Statement of Changes in Net Assets


                                                   Year Ended        Year Ended
                                                    12/31/95          12/31/94
                                                  -----------       -----------
OPERATIONS:
Net investment income. . . . . . . . . . . . .      $ 705,172         $ 594,338
                                                  -----------       -----------

DISTRIBUTIONS TO SHAREHOLDERS
 FROM NET INVESTMENT INCOME:
U.S. Government Money Fund A Class . . . . . .       (668,878)         (571,649)
U.S. Government Money Fund
 Consultant Class. . . . . . . . . . . . . . .        (36,294)          (22,689)
                                                  -----------       -----------
                                                     (705,172)         (594,338)
                                                  -----------       -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
  U.S. Government Money Fund A Class . . . . .     11,699,903        16,559,404
  U.S. Government Money Fund
   Consultant Class. . . . . . . . . . . . . .        732,776           942,446
Net asset value of shares issued upon
  reinvestment of dividends from net
  investment income:
  U.S. Government Money Fund A Class  . . . . .       641,733           537,560
  U.S. Government Money Fund
   Consultant Class . . . . . . . . . . . . . .        35,120            19,884
                                                  -----------       -----------
                                                   13,109,532        18,059,294
                                                  -----------       -----------
Cost of shares repurchased:
  U.S. Government Money Fund A Class  . . . . .   (15,674,682)      (20,896,267)
  U.S. Government Money Fund
   Consultant Class . . . . . . . . . . . . . .    (1,515,439)         (440,741)
                                                  -----------       -----------
                                                  (17,190,121)      (21,337,008)
                                                  -----------       -----------
Decrease in net assets derived from
 capital share transactions . . . . . . . . . .    (4,080,589)       (3,277,714)
                                                  -----------       -----------
NET DECREASE IN NET ASSETS  . . . . . . . . . .    (4,080,589)       (3,277,714)
                                                  -----------       -----------

NET ASSETS:
Beginning of period. . . . . . . . . . . . . . .   18,196,092        21,473,806
                                                  -----------       -----------
End of period. . . . . . . . . . . . . . . . . .  $14,115,503       $18,196,092
                                                  ===========       ===========


                               See accompanying notes

Delaware Group
Limited-Term Government Funds, Inc. -
U.S. Government Money Series
Notes to Financial Statements
December 31, 1995

Delaware Group Limited-Term Government Funds, Inc. - U.S. Government Money Series (formerly known as Delaware Group Treasury Reserves, Inc. U.S. Government Money Series)(the "Fund"), is a series of Delaware Group Limited-Term Government Funds, Inc., (the "Company"), a diversified open-end investment company registered under the Investment Company Act of 1940. The Company is organized as a Maryland corporation. The Fund offers two classes of shares. The Fund seeks to provide maximum current income, while preserving principal and maintaining liquidity.

1. Significant Accounting Policies
The accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund for financial statement preparation:

Security Valuation - Securities are valued at amortized cost which approximates market value.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Group of Funds. The aggregated daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is a least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Class Accounting - Investment income and common expenses are allocated to the two classes of the Fund on the basis of daily net assets of each class.

Other - Expenses common to all funds within the Delaware Group of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Premiums and discounts are amortized on a pro-rata basis and included in interest income. The Fund declares dividends daily from net investment income and pays such dividends monthly.

Certain Fund expenses are paid directly by brokers. The amount of these expenses is less than 0.01% of the Fund's average net assets.

2. Investment Management Fee and Distribution Agreements
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company, Inc. (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at 0.50% of the average daily net assets of the Fund, less fees paid to the independent directors. At December 31, 1995, the Fund had a liability for Investment Management fees and other expenses payable to DMC for $189.

Effective January 26, 1996, DMC has elected voluntarily to waive that portion, if any, of the annual management fees payable by the Fund to the extent necessary to ensure that the annual operating expenses exclusive of taxes, interest, brokerage commissions, extraordinary expenditures and 12-b expenses exceed 0.70% of average net assests for each Class through July 31, 1996.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual 12b-1 fee not to exceed 0.30% of the average daily net assets of the Consultant Class. Effective June 1, 1990, 12b-1 Plan payments from the Consultant Class to DDLP were suspended but may be reinstated in the future.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to serve as dividend disbursing and transfer agent for the Fund. For the year ended December 31, 1995, the Fund expensed $38,054 for these services.

Certain officers of the Investment Manager are officers, directors, and/or employees of the Fund. These officers, directors, and employees are paid no compensation by the Fund.

On April 3, 1995, Delaware Management Holdings, Inc., the indirect parent of DMC, DDLP and DSC, through a merger transaction (the "Merger') became a wholly-owned subsidiary of Lincoln National Corporation. Other than the resulting change in ownership, the Merger will not materially change the manner in which DMC, DDLP and DSC have heretofore conducted their respective relationships with the Fund.

3. Fund Shares
Transactions in capital stock shares of the Fund were as follows:

                                               Year Ended        Year Ended
                                                 12/31/95         12/31/94
Shares sold:
  U.S. Government Money Fund A Class           11,699,903        16,559,404
  U.S. Government Money Fund
   Consultant Class. . . . . . . . .              732,776           942,446
Shares issued upon reinvestment of
  dividends from net investment income:
  U.S. Government Money Fund A Class              641,733           537,560
  U.S. Government Money Fund
   Consultant Class. . . . . . . . .               35,120            19,884
                                              -----------       -----------
                                               13,109,532        18,059,294
                                              -----------       -----------

Shares repurchased:
  U.S. Government Money Fund A Class          (15,674,682)      (20,896,267)
  U.S. Government Money Fund
   Consultant Class. . . . . . . . .           (1,515,439)         (440,741)
                                              -----------       -----------
                                              (17,190,121)      (21,337,008)
                                              -----------       -----------
  Net decrease. . . . . . . . . . .            (4,080,589)       (3,277,714)
                                              ===========       ===========

4. Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                               U.S. Government Money Fund A Class
                                                                       ------------------------------------------------
                                                                                      Year Ended December 31,
                                                                       1995       1994       1993       1992       1991
Net asset value, beginning of period. . . . . . . . . . . . . . . .  $1.0000    $1.0000    $1.0000    $1.0000    $1.0000

Income from investment operations:
  Net investment income. . . . . . . . . . . . . . . . . . . . . .    0.0448     0.0289     0.0200     0.0308     0.0519
  Net realized gain from security transactions. . . . . . . . . .       none       none       none       none       none
                                                                    --------   --------   --------   --------   --------
  Total from investment operations. . . . . . . . . . . . . . . .     0.0448     0.0289     0.0200     0.0308     0.0519
                                                                    --------   --------   --------   --------   --------

Less distributions:
  Dividends from net investment income. . . . . . . . . . . . . .    (0.0448)   (0.0289)   (0.0200)   (0.0308)   (0.0519)
                                                                    --------   --------   --------   --------   --------
  Total distributions. . . . . . . . . . . . . . . . . . . . . .     (0.0448)   (0.0289)   (0.0200)   (0.0308)   (0.0519)
                                                                    --------   ---------  --------   --------   --------
Net asset value, end of period. . . . . . . . . . . . . . . . . .    $1.0000    $1.0000    $1.0000    $1.0000    $1.0000
                                                                    ========   ========   ========   ========   ========

Total return. . . . . . . . . . . . . . . . . . . . . . . . . . .      4.57%      2.93%      2.01%      3.13%      5.32%

Ratios/supplemental data:
  Net assets, end of period (000 omitted). . . . . . . . . . . . .   $13,787    $17,119    $20,919    $41,049    $45,933
  Ratio of expenses to average net assets. . . . . . . . . . . . .     1.39%      1.26%      1.04%      0.91%      0.85%
  Ratio of net investment income to average net assets. . . . . . .    4.45%      2.91%      2.06%      3.11%      5.23%



                                                                        U.S. Government Money Fund Consultant Class
                                                                       ------------------------------------------------
                                                                                      Year Ended December 31,
                                                                       1995       1994       1993       1992       1991
Net asset value, beginning of period. . . . . . . . . . . . . . .    $1.0000    $1.0000    $1.0000    $1.0000    $1.0000

Income from investment operations:
  Net investment income. . . . . . . . . . . . . . . . . . . . .      0.0448     0.0289     0.0200     0.0308     0.0519
  Net realized gain from security transactions. . . . . . . . .         none       none       none       none       none
                                                                    --------   --------   --------   --------   --------
  Total from investment operations. . . . . . . . . . . . . . .       0.0448     0.0289     0.0200     0.0308     0.0519
                                                                    --------   --------   --------   --------   --------

Less distributions:
  Dividends from net investment income. . . . . . . . . . . . . .    (0.0448)   (0.0289)   (0.0200)   (0.0308)   (0.0519)
                                                                    --------   --------   --------   --------   --------
  Total distributions. . . . . . . . . . . . . . . . . . . . . .     (0.0448)   (0.0289)   (0.0200)   (0.0308)   (0.0519)
                                                                    --------   --------   --------   --------   --------
  Net asset value, end of period. . . . . . . . . . . . . . . . .    $1.0000    $1.0000    $1.0000    $1.0000    $1.0000
                                                                    --------   --------   --------   --------   --------
Total return. . . . . . . . . . . . . . . . . . . . . . . . . . .      4.57%      2.93%      2.01%      3.13%      5.32%

Ratios/supplemental data:
  Net assets, end of period (000 omitted). . . . . . . . . . . .        $329     $1,077       $555       $747     $1,399
  Ratio of expenses to average net assets. . . . . . . . . . . .       1.39%      1.26%      1.04%      0.91%      0.85%
  Ratio of net investment income to average net assets. . . . . .      4.45%      2.91%      2.06%      3.11%      5.23%

Delaware Group Limited-Term Government Funds, Inc.

Report of Independent Auditors

To the Shareholders and Board of Directors
Delaware Group Limited-Term Government Funds, Inc. - U.S. Government Money
Series

  We have audited the accompanying statement of net assets of the Delaware Group Limited-Term Government Funds, Inc. - U.S. Government Money Series as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodi an and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Limited-Term Government Funds, Inc. - U.S. Govern ment Money Series as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                       Ernst & Young LLP
Philadelphia, Pennsylvania
February 15, 1996

-------------------------------------------------------------------------------

A Report on Limited-Term Government Funds, Inc.'s Annual Meeting

  An annual meeting of shareholders was held on March 29, 1995. The matters submitted to a vote of shareholders were the election of directors, the approval of a new investment management agreement and the ratification of the selection of Ernst & Young LLP as independent auditors of the Fund. The new investment management agreement was submitted for shareholder approval in connection with the Merger because the Investment Company of 1940 requires shareholders to vote on a new investment management agreement whenever there is a change in control of an investment manager.

  The name of each director elected at the meeting along with the final vote tabulation with respect to each nominee and each matter were as follows:

                                                   Number of Votes**
                                     -------------------------------------------
                                        For        Against/Withheld  Abstentions

Election of Directors*:
  Wayne A. Stork. . . . . . . . .   63,772,321         1,734,614         --
  Walter P. Babich. . . . . . . .   63,791,470         1,715,464         --
  Anthony D. Knerr. . . . . . . .   63,791,558         1,715,376         --
  Ann R. Leven. . . . . . . . . .   63,789,806         1,717,128         --
  W. Thacher Longstreth . . . . .   63,782,327         1,724,607         --
  Charles E. Peck . . . . . . . .   63,791,470         1,715,464         --

Approval of the New Investment
  Management Agreement. . . . . .   10,549,246          140,512       567,806

Selection of Ernst & Young LLP as
  Independent Auditors* . . . . .   60,561,793           605,865     4,339,275

------------------
 * Voted upon by all shareholders of the Company.
** Please note that the results of this meeting were not audited by Ernst & Young LLP.

Delaware Group
-------------------------
of Funds
-------------------------

For Growth of Capital
Trend Fund
DelCap Fund
Value Fund

For Total Return
Devon Fund
Decatur Total Return Fund
Decatur Income Fund
Delaware Fund

For Global Diversification
International Equity Fund
Global Assets Fund
Global Bond Fund

For Current Income
Delchester Fund
U.S. Government Fund
Limited-Term Government Fund

For Tax-Free Current Income
Tax-Free USA Fund
Tax-Free Insured Fund
Tax-Free USA Intermediate Fund
Tax-Free Pennsylvania Fund

Money Market Funds
Delaware Cash Reserve
U.S. Government Money Fund
Tax-Free Money Fund

Closed-End Equity/Income*
Dividend and Income Fund
Global Dividend and Income Fund

This annual report is for the information of U.S. Government Money Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus, for the U.S. Government Money Fund, which sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. Summary investment results are documented in the Fund's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. For a prospectus of any other Delaware Group fund, contact your financial adviser or Delaware Group.

*Delaware Group Dividend and Income Fund and Delaware Group Global Dividend and
 Income Fund purchases can be made through any registered broker.

DELAWARE
GROUP
========
Philadelphia o London

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, are not obligations of or deposits of any bank or any credit union, and involve investment risk, including the possible loss of principal. Shares of the Fund are not bank or credit union deposits.

THE GOAL OF A MONEY MARKET FUND IS TO MAINTAIN A CONSTANT SHARE PRICE OF $1. HOWEVER, THERE CAN BE NO GUARANTEE THAT THIS GOAL WILL BE MET. THE FUND'S YIELD AND RETURN FLUCTUATE AND ARE NOT GUARANTEED. AN INVESTMENT IN A MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.

Investment Manager
Delaware Management Company, Inc.
Philadelphia

International Affiliate
Delaware International Advisers Ltd.
London

National Distributor
Delaware Distributors, L.P.
Philadelphia

Shareholder Servicing,
Dividend Disbursing
and Transfer Agent
Delaware Service Company, Inc.
Philadelphia

1818 Market Street
Philadelphia, PA 19103-3682
Nationwide (800) 523-4640

Securities Dealers Only
Nationwide (800) 362-7500

Financial Institutions Reprepsentatives Only
Nationwide (800) 659-2265

Copy Rights Delaware Distributors, L.P.

[LOGO] Printed in the U.S.A. on recycled paper.

AR-005[12/95]TKO2/96